SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             (AMENDMENT NO. ______)

Filed by the Registrant    [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                    American Strategic Income Portfolio Inc.
                  American Strategic Income Portfolio Inc.--II
                  American Strategic Income Portfolio Inc.--III
                         American Select Portfolio Inc.
           ----------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                    (specify)
   --------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a96(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction :

     (5)  Total fee paid:

[ ]  Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III
                         AMERICAN SELECT PORTFOLIO INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 3, 2000


         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.--II, American Strategic Income Portfolio Inc.--III and American Select Portfolio Inc. (individually, a "Fund" and collectively, the "Funds") will be held at 9:00 a.m., Central Time, on Thursday, August 3, 2000, on the 7th floor of U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota. The purposes of the meeting are as follow:

         1. To elect a Board of Directors and set the number of directors at eight.

         2. To ratify the selection of Ernst & Young LLP as independent public accountants of each Fund for the current fiscal year.

         3. To approve a change in each Fund's investment restriction governing investments in real estate.

         4. To transact such other business as may properly come before the meeting.

         EACH FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

         Shareholders of record as of the close of business on June 5, 2000 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

         YOU CAN VOTE EASILY AND QUICKLY BY TOLL-FREE TELEPHONE CALL, BY INTERNET OR BY MAIL. JUST FOLLOW THE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD. PLEASE HELP THE FUND AVOID THE COST OF A FOLLOW-UP MAILING BY VOTING TODAY.

__________________, 2000

                                       Christopher J. Smith
                                       Secretary

                                 PROXY STATEMENT

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III
                         AMERICAN SELECT PORTFOLIO INC.

                 ANNUAL MEETING OF SHAREHOLDERS--AUGUST 3, 2000

         The enclosed proxy is solicited by the Board of Directors of American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc.--II ("BSP"), American Strategic Income Portfolio Inc.--III ("CSP") and American Select Portfolio Inc. ("SLA") (individually, a "Fund" and collectively, the "Funds") in connection with each Fund's annual meeting of shareholders to be held August 3, 2000, and any adjournments thereof.

         The costs of solicitation, including the cost of preparing and mailing the Notice of Meeting of Shareholders and this Proxy Statement, will be allocated among and borne by the Funds. Mailing of the Notice of Meeting of Shareholders and this Proxy Statement will take place on approximately June , 2000. Representatives of U.S. Bank National Association ("U.S. Bank" or the "Adviser"), the investment adviser of each Fund, may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls. The Adviser may also arrange for an outside firm, Shareholder Communications Corporation, to solicit shareholder votes by telephone on behalf of the Funds. This procedure is expected to cost approximately $9,000 per Fund, which will be paid by the Funds. The address of the Funds and U.S. Bank is 601 Second Avenue South, Minneapolis, Minnesota 55402.

         In order for the shareholder meeting to go forward for a Fund, there must be a quorum. This means that at least a majority of that Fund's shares must be represented at the meeting -- either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. An abstention or a vote withheld will be counted as shares present at the meeting in determining whether a proposal has been approved, and will have the same effect as a vote "against" the proposal. Broker non-votes will not be counted as present in calculating the vote on any proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.) If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjournment of the meeting).

         You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Funds' Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

         So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

         Only shareholders of record of each Fund on June 5, 2000 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following numbers of issued and outstanding common shares: ASP -- 4,702,026; BSP -- 17,886,620; CSP -- 23,945,768; and SLA -- 11,859,483.

         Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of the voting shares of any Fund as of June 5, 2000, except at as follows:


FUND   RECORD HOLDER/ADDRESS                                     NUMBER OF SHARES    PERCENTAGE OWNERSHIP
----   ---------------------                                     ----------------    --------------------
ASP    Sit Investment Associates, Inc. and affiliated entities   843,704             17.94%
       ("Sit Investment Associates")
       4600 Norwest Center
       Minneapolis, MN

BSP    Sit Investment Associates                                 3,104,234           17.36%

CSP    Sit Investment Associates                                 1,898,224           7.93%

SLA    Sit Investment Associates                                 1,395,784           11.77%

         In the event that sufficient votes are not received for the adoption of any proposal, an adjournment or adjournments of the meeting may be sought. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the meeting (or any adjournment thereof) in person or by proxy. In such circumstances, the persons named as proxies will vote all shares that have voted for the proposal in favor of adjournment; shares voted against the proposal will be voted against adjournment.

         A COPY OF EACH FUND'S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, IS AVAILABLE TO SHAREHOLDERS UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE A COPY, PLEASE CONTACT THE FUNDS AT 601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA 55402, OR CALL 800-722-7161 AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         At the meeting, shareholders of each Fund will be asked to elect the members of that Fund's Board of Directors. The Bylaws of each Fund provide that the shareholders have the power to establish the number of Directors (subject to the authority of the Board of Directors to increase or decrease the number as permitted by law). The directors recommend that the size of the Board of Directors of each Fund be decreased to eight, the number of individuals currently serving on the Board of Directors. A vacancy has existed on the Board of Directors of each Fund since the death of Fund director David T. Bennett in September 1999.

         Listed below are the nominees for director to be elected by the shareholders of each Fund. Each director is currently a director of each Fund and has served as such since August 1998, except for Mr. Murphy, who has served as a director of the Funds since 1999.

         It is intended that the enclosed proxy will be voted for the election of the persons named below as directors of each Fund unless such authority has been withheld in the proxy. The term of office of each person elected will be until the next annual meeting of shareholders or until his or her successor is duly elected and shall qualify. Pertinent information regarding each nominee's principal occupation and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. Each nominee also serves as a director of all other closed-end and open-end investment companies managed by U.S. Bank (the "Fund Complex"). There are currently a total of eleven closed-end investment companies and four open-end investment companies consisting of 41 funds in the Fund Complex.

                            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING
NAME AND AGE                PAST 5 YEARS
------------                ----------------------------------------------------

Robert J. Dayton, 56        Chief Executive Officer and Chairman (1989-1993) of
                            Okabena Company (a private family investment office).

Roger A. Gibson, 53         Vice President of North America-Mountain Region for
                            United Airlines since June 1995; prior to which he was Vice President, Customer Service for United
                            Airlines in the West Region in San Francisco,
                            California and the Mountain Region in Denver,
                            Colorado; employed at United Airlines since 1967.

Andrew M. Hunter III, 51    Chairman of Hunter, Keith Industries, Inc., a
                            diversified manufacturing and management services company.

Leonard W. Kedrowski, 57    Owner and President of Executive Management
                            Consulting, Inc., a management consulting firm;
                            prior to which he was Vice President, Chief
                            Financial Officer, Treasurer, Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to 1992.

John M. Murphy, Jr.,*  58   Executive Vice President of U.S. Bancorp since
                            January 1999; prior to which he was Chairman and Chief Investment Officer of First American Asset
                            Management and U.S. Bank Trust, N.A., and Executive
                            Vice President of U.S. Bancorp from 1991 to 1999.

Robert L. Spies, * 64       Director, Iowa Trust and Savings Bank, Emmetsburg,
                            Iowa; prior to which he was employed by First Bank
                            System, Inc. (the predecessor of U.S. Bancorp) and subsidiaries from 1957 to January 1997, most recently as Vice President, First Bank National
                            Association.

                            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING
NAME AND AGE                PAST 5 YEARS
------------                ----------------------------------------------------

Joseph D. Strauss, 58       Owner and President, Strauss Management Company
                            since 1988; owner and President, Community Resource
                            Partnerships, Inc., a business focused on creating economic development and redevelopment tools for local units of government; attorney-at-law; past
                            Chair of the Boards of Directors of the open-end investment companies in the Fund Complex from 1993 to September 1997.

Virginia L. Stringer, 54    Chair of the Boards of Directors of all open-end and
                            closed-end investment companies in the Fund Complex since September 1997; Owner and President, Strategic
                            Management Resources, Inc.; prior to which she was President and Director of The Inventure Group, a management consulting and training company;
                            President of Scott's, Inc., a transportation company; and Vice President of Human Resources of The Pillsbury Company.

---------------
* Denotes directors who are considered to be "interested persons" (as defined by the 1940 Act) of the Funds.

         As of June 5, 2000, the officers and directors of each Fund as a group beneficially owned less than 1% of the outstanding shares of such Fund. No director of the Funds has any material interest in any material transaction that occurred since the beginning of any Fund's most recently completed fiscal year, or in any proposed material transaction, to which U.S. Bank or any of its affiliates was or is to be a party.

         The Board of Directors of each Fund has established an Audit Committee which currently consists of Messrs. Gibson, Spies and Strauss, Ms. Stringer (ex officio), and Mr. Kedrowski, who serves as its chairperson. The Audit Committee met five times during the fiscal year of ASP and SLA ended November 30, 1999 and five times during the fiscal year of BSP and CSP ended May 31, 2000. The functions to be performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of each Fund for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of each Fund on matters concerning the Fund's financial statements and reports including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by each Fund from the firm of non-audit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Funds' officers and directors.

         The Board of Directors also has a Nominating Committee, the functions of which are, among others, to recommend to the Board nominees for election as directors consistent with the needs of the Board and the Funds and to recommend to the Board compensation plans and arrangements for directors. Current members of the Nominating Committee are Messrs. Gibson and Kedrowski, Ms. Stringer (ex officio), and Mr. Hunter, who serves as its chairperson. The Nominating Committee met five times during the last fiscal year of ASP and SLA and four times during the last fiscal year of BSP and CSP. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria. Any recommendations should be directed to the Secretary of the Funds.

         The Board of Directors met four times during the last fiscal year of ASP and SLA and five times during the last fiscal year of BSP and CSP. Each director attended at least 75% of all meetings of the Board of Directors and of committees of which he or she was a member that were held while he or she was serving on the Board of Directors or on such committee.

         No compensation is paid by the Funds to any director who is an officer or employee of U.S. Bank or any of its affiliates. Each director, other than the Chair, currently receives an annual retainer from the Fund Complex of $27,000 and a fee of $4,000 for each full Board meeting attended. The Board Chair receives an annual retainer of $40,500 and a fee of $6,000 for each full Board meeting attended. Each committee member, other than the chair of the applicable committee, receives a fee of $1,200 for each committee meeting attended; the chair of a committee receives a fee of $1,800. Directors also receive a fee of $500 for telephonic Board or committee meetings. The Board or Committee Chair receives a fee of $750 for such meetings. Directors are also reimbursed for travel expenses and, in certain cases, receive a per diem fee of $1,500 when traveling out of town on Fund business. Director fees are allocated among the Funds and the other closed- and open-end investment companies in the Fund Complex on the basis of net assets.

         The following table sets forth the compensation received by each director from each Fund for its most recent fiscal year, as well as the total compensation received by each director from Fund Complex for the twelve-months ended December 31, 1999. Mr. Murphy did not receive any compensation from any of the Funds during these periods.

                                                                    TOTAL FROM
                 ASP          BSP          CSP         SLA        FUND COMPLEX *
              ---------    ---------    ---------   ---------     --------------
Dayton           $353         $353         $353        $353           $55,800
Gibson           $350         $350         $350        $350           $55,300
Hunter           $334         $334         $334        $334           $52,800
Kedrowski        $401         $401         $401        $401           $63,400
Spies            $378         $378         $378        $378           $59,800
Strauss          $462         $462         $462        $462           $73,000
Stringer         $492         $492         $492        $492           $77,700

--------------------
*Currently consists of four open-end and eleven closed-end investment companies managed by U.S. Bank, including the Funds.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF ALL NOMINEES TO SERVE AS DIRECTORS. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the election of each nominee, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for all nominees. In the event any of the above nominees are not candidates for election at the meeting, the proxies will vote for such other persons as the Board of Directors may designate. Nothing currently indicates that such a situation will arise.

                                  PROPOSAL TWO
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Investment Company Act of 1940 (the "1940 Act") provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. The 1940 Act requires that the selection be submitted for ratification or rejection by the shareholders at their next annual meeting following the selection.

         The directors, including a majority who are not interested persons of U.S. Bank or the Funds, have selected Ernst & Young LLP ("Ernst & Young") to be the Funds' independent public accountants for each Fund's current fiscal year. Ernst & Young has no direct or material indirect financial interest in the Funds or in U.S. Bank, other than receipt of fees for services to the Funds and U.S. Bank and its affiliates. Ernst & Young also serves as the independent public accountants for each of the other investment companies managed by U.S. Bank and as the independent public accountants for U.S. Bank and its affiliates.

         Representatives of Ernst & Young are expected to be present at the meeting. Such representatives will have the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Ernst & Young as each Fund's independent public accountants.

                                 PROPOSAL THREE
            APPROVAL OF CHANGE IN THE FUNDS' INVESTMENT RESTRICTIONS
                      GOVERNING INVESTMENTS IN REAL ESTATE

         The 1940 Act requires that each Fund have a fundamental policy governing its ability to invest in real estate. Fundamental policies of a Fund may not be changed without shareholder approval. The Board of Directors has recommended that shareholders approve the replacement by each Fund of its current policy regarding investments in real estate, listed below on the left, with the proposed policy listed on the right.

CURRENT POLICY                             PROPOSED POLICY
--------------                             ---------------

THE FUND MAY NOT PURCHASE, HOLD,           THE FUND WILL NOT PURCHASE OR SELL
SELL OR DEAL IN REAL ESTATE OR             REAL ESTATE UNLESS ACQUIRED AS A
INTERESTS THEREIN OTHER THAN               RESULT OF OWNERSHIP OF SECURITIES
MORTGAGE-RELATED ASSETS; PROVIDED          OR OTHER INSTRUMENTS, BUT THIS
HOWEVER THAT THE FUND MAY HOLD AND         SHALL NOT PREVENT THE FUND FROM
SELL REAL ESTATE ACQUIRED AS A             INVESTING IN REAL ESTATE INVESTMENT
RESULT OF THE OWNERSHIP OF                 TRUSTS, OTHER SECURITIES SECURED BY
MORTGAGE-RELATED ASSETS.                   REAL ESTATE OR INTERESTS THEREIN,
                                           OR DEBT OR EQUITY SECURITIES ISSUED
                                           BY COMPANIES WHICH INVEST IN REAL
                                           ESTATE OR INTERESTS THEREIN.

         The Funds' current policies prohibit direct investments in real estate, but allow the Funds to invest in Mortgage-Related Assets. Mortgage-Related Assets are defined in each Fund's prospectus as investments that directly or indirectly represent a participation in or are secured by and payable from mortgage loans, including Whole Loans, Participation Mortgages and Mortgage-Backed Securities. Whole Loans are defined as entire ownership interests in mortgage loans or installment sales contracts on residential property. Participation Mortgages are defined as fractional interests in mortgage loans or installment sales contracts on residential property. Mortgage-Backed Securities are defined as securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property, including pass-through securities, commercial mortgage-backed securities and certain collateralized mortgage obligations. It is unclear whether the Funds' current policies allow investments in other types of securities secured by real estate or interests therein, or in securities issued by companies which invest in real estate or interests therein.

         The proposed policy, while also prohibiting direct investments in real estate, clarifies that investments in all types of securities backed by real estate or in securities issued by companies that deal in real estate are permitted. In particular, the proposed policy specifies that investments in real estate investment trusts ("REITs") are permissible. REITs are publicly traded corporations or trusts that acquire, hold and manage residential or commercial real estate. REITs generally can be divided into the following three types:

* Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.

* Mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.

* Hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

If the proposed investment policy change is approved by shareholders, the Board of Directors intends to initially limit each Fund's investments in REITs to 10% of total assets.

         The Board of Directors believes that it will be in the best interests of Fund shareholders to allow the Funds the additional investment flexibility provided by the proposed policy. However, there are risks associated with investments in securities and instruments of companies in the real estate business. To the extent that a Fund makes such investments, its performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies. Particular risks associated with investments in REITs include the fact that equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE PROPOSED CHANGE IN THAT FUND'S INVESTMENT POLICY CONCERNING INVESTMENTS IN REAL ESTATE. For each Fund, the proposed investment policy change must be approved by a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the proposed investment policy change.


                         EXECUTIVE OFFICERS OF THE FUNDS

         Information about each executive officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No executive officer receives any compensation from the Funds.


NAME AND (AGE)              POSITION/TERM OF OFFICE         BUSINESS EXPERIENCE DURING PAST FIVE YEARS
--------------              -----------------------         ------------------------------------------
Thomas Plumb (40)           President since February 2000   Chief Executive Officer of First American Asset Management,
                                                            a division of U.S. Bank, since 1999; prior thereto,
                                                            Executive Vice President of First American Asset Management
                                                            from 1997 to 1999, Senior Vice President of First American
                                                            Asset Management from 1992 to 1997.

John G. Wenker (47)         Senior Vice President since     Managing Director of First American Asset Management since
                            1996                            May 1, 1998; prior thereto, Senior Vice President of Piper
                                                            Capital.

Jeffrey M. Wilson (44)      Vice President -                Senior Vice President of First American Asset Management.
                            Administration since February
                            2000


NAME AND (AGE)              POSITION/TERM OF OFFICE         BUSINESS EXPERIENCE DURING PAST FIVE YEARS
--------------              -----------------------         ------------------------------------------
Paul A. Dow (49)            Vice President - Investments    Chief Investment Office and President of First American
                            since February 2000             Asset Management since 1999; prior thereto, senior vice
                                                            president of First American Asset Management from 1998 to
                                                            1999, Chief Executive Officer of Piper Capital Management
                                                            Inc. ("Piper Capital") from 1997 to 1998, Chief Investment
                                                            Officer of Piper Capital from 1989 to 1997.

Robert H. Nelson (36)        Treasurer since 1995           Senior Vice President of First American Asset Management
                                                            since 1998; prior thereto, Senior Vice President of Piper
                                                            Capital from 1994 to 1998.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based on Fund records and other information, the Funds believe that all SEC filing requirements applicable to their directors and officers, U.S. Bank and companies affiliated with U.S. Bank, pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to each Fund's fiscal year end were satisfied.

                              SHAREHOLDER PROPOSALS

         Under the Securities Exchange Act of 1934, Fund shareholders may submit proposals to be considered at the next Annual Meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received at the Funds' offices, U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402, no later than ______________, 2000. Shareholders also may submit proposals to be voted on at the next Annual Meeting without having the proposals included in the Funds' proxy statement. These proposals are known as "non-Rule 14a-8 proposals." The Funds' proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal, unless written notice of the proposal is presented to the Fund not later than _______________, 2000.

                                       Christopher J. Smith
                                       Secretary

Dated: ________________, 2000

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS




TIME:
Thursday, August 3, 2000
at 9:00 a.m.

PLACE:
U.S. Bank Place, 7th Floor
601 Second Avenue South
Minneapolis, Minnesota

IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.






                                                              Book 2
                                                              Cusip Numbers:
                                                              030098-10-7
                                                              030099-10-5
                                                              03009T-10-1
                                                              029570-10-8

                                 [NAME OF FUND]
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

   The undersigned appoints Paul A. Dow and Robert H. Nelson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of [INSERT NAME OF FUND] (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 3, 2000, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1. To vote:
            ______FOR setting the number of directors at eight and electing all nominees listed below (except as marked to the contrary below)

            ______WITHHOLD AUTHORITY to vote for all nominees listed below

   NOMINEES: Robert J. Dayton, Roger A. Gibson, Andrew M. Hunter III, Leonard W. Kedrowski, John M. Murphy, Jr., Robert L. Spies, Joseph D. Strauss and Virginia
L. Stringer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

2. To vote: FOR ___ AGAINST ___ ABSTAIN ___ ratification of the selection of Ernst & Young LLP as independent public accountants for the Fund.

3. To vote: FOR ___ AGAINST ___ ABSTAIN ___ a change in the Fund's investment restriction governing investments in real estate.

   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

   THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated: _______________________________, 2000

                                    ____________________________________________

                                    ____________________________________________

                                    IMPORTANT: Please date and sign this Proxy.
                                    If the stock is held jointly, signature
                                    should include both names. Executors,
                                    administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.